SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 10, 2013 (October 4, 2013)

CRESTWOOD EQUITY PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-34664	43-1918951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

700 Louisiana Street, Suite 2060

Houston, Texas 77002

(Address of principal executive offices)

(832) 519-2200

(Registrant’s telephone number, including area code)

Inergy, L.P.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

As previously disclosed, on May 5, 2013, Inergy, L.P. (“NRGY”), Inergy GP, LLC (“Inergy GP”), Crestwood Holdings, LLC (“Crestwood Holdings”) and Crestwood Gas Holdings, LLC entered into a Follow-On Contribution Agreement (the “Follow-On Contribution Agreement”).

On October 7, 2013, the transactions contemplated by the Follow-On Contribution Agreement closed. Pursuant to the Follow-On Contribution Agreement, Crestwood Holdings contributed to NRGY 7,137,841 Inergy Midstream, L.P. (“NRGM”) common units that Crestwood Holdings received upon the closing of the previously announced merger involving NRGM and Crestwood Midstream Partners LP (the “Merger”) in exchange for 14,318,396 NRGY common units (the “NRGY Common Units”).

Immediately following the Merger, NRGY changed its name to “Crestwood Equity Partners LP.” Crestwood Equity Partners LP is referred to herein as the “Partnership.”

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information included under the “Introductory Note” is hereby incorporated into this Item 2.01 by reference.

The description of the Follow-On Contribution Agreement in this Item 2.01 does not purport to be complete and is qualified in its entirety by reference to the complete text of the Follow-On Contribution Agreement, which was filed as Exhibit 2.2 to NRGY’s Current Report on Form 8-K filed on May 9, 2013 and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information in the Introductory Note and Item 2.01 are hereby incorporated into this Item 3.02 by reference.

The issuance of the NRGY Common Units is being made in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof.

Item 3.03	Material Modification to Rights of Security Holders.

The information included under Item 5.03 is hereby incorporated into this Item 3.03 by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the closing of the Merger, on October 7, 2013, Steven M. Dougherty was appointed Senior Vice President and Chief Accounting Officer of the Partnership, J. Heath Deneke was appointed President— Natural Gas and William C. Gautreaux was appointed President—Liquids and Crude.

Mr. Dougherty, age 41, was appointed Senior Vice President, Interim Chief Financial Officer and Chief Accounting Officer of CMLP GP on January 18, 2013. Mr. Dougherty served as Vice President and Chief Accounting Officer of Crestwood Gas Services GP LLC “(CMLP GP”) from June 2012 to January 18, 2013. Prior to joining CMLP GP, Mr. Dougherty was Director of Corporate Accounting at El Paso Corporation (“El Paso”) beginning in 2001, with responsibilities over El Paso’s corporate segment and leading El Paso’s efforts in addressing complex accounting matters. Prior to joining El Paso, Mr. Dougherty had seven years’ experience with KPMG LLP, working with public and private companies in the financial services industry. Mr. Dougherty holds a Master of Public Accountancy from The University of Texas at Austin and is a certified public accountant in the State of Texas.

J. Heath Deneke, age 40, served as Senior Vice President and Chief Commercial Officer of CMLP GP from August 2012 to October 2013. Prior to joining CMLP GP, Mr. Deneke served in various management positions at El Paso Corporation and its affiliates, including Vice President of Project Development and Engineering for the Pipeline Group, Director of Marketing and Asset Optimization for Tennessee Gas Pipeline Company and Manager of Business Development and Strategy for Southern Natural Gas Company. Mr. Deneke holds a bachelor’s degree in Mechanical Engineering from Auburn University.

William C. Gautreaux, age 50, served as President—Inergy Services for NRGM GP, LLC from September 2012 to October 2013 and served as President—Inergy Services for Inergy GP from November 2011 to October 2013. Mr. Gautreaux had been with NRGY since its inception in 1997 and manages the Partnership’s coast-to-coast NGL supply and logistics business. Prior to joining NRGY, Mr. Gautreaux was employed by Ferrellgas, Inc. and later co-founded and managed supply and risk management for LPG Services Group, Inc., which was acquired by Dynegy in 1996.

At this time, Messrs. Dougherty, Gautreaux and Deneke have not entered into any executive compensatory arrangements with the Partnership with respect to their appointments as officers of the Partnership. Messrs. Dougherty and Deneke will continue to be compensated pursuant to their existing employment arrangements with Crestwood Holdings Partners LLC and may in the future participate in certain executive compensation arrangements related to their positions with the Partnership. Mr. Gautreaux will continue to be compensated pursuant to his existing employment arrangement with Inergy Operations, LLC and may in the future participate in certain new executive compensation arrangements related to his new position with the Partnership.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 4, 2013, in connection with the Merger, the Board of Directors of Inergy GP approved an amendment to the partnership agreement of the Partnership (the “Partnership Amendment”) and the Certificate of Limited Partnership of the Partnership (the “Charter Amendment”). The Partnership Amendment changed (i) the name of the Partnership from Inergy, L.P. to Crestwood Equity Partners LP and (ii) the principal address of the Partnership to 700 Louisiana Street, Suite 2060, Houston, Texas 77002. The Partnership Amendment was effective as of October 7, 2013. The Charter Amendment (i) reflected the change in the name of the Partnership from Inergy, L.P. to Crestwood Equity Partners LP and (ii) changed the name of the general partner of the Partnership from Inergy GP, LLC to Crestwood Equity GP LLC.

The foregoing descriptions of the Partnership Amendment and the Charter Amendment above do not purport to be complete and are qualified in their entirety by reference to the complete text of the Partnership Amendment and the Charter Amendment, copies of which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Amendment No. 1, dated October 7, 2013, to the Fourth Amended and Restated Agreement of Limited Partnership of Crestwood Equity Partners LP

3.2	Amendment, dated October 7, 2013 to the Certificate of Limited Partnership of Crestwood Equity Partners LP

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESTWOOD EQUITY PARTNERS LP

	By:	Crestwood Equity GP LLC, its General Partner

Date: October 10, 2013	By:	/s/ Michael J. Campbell
Michael J. Campbell Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

3.1	Amendment No. 1, dated October 7, 2013, to the Fourth Amended and Restated Agreement of Limited Partnership of Crestwood Equity Partners LP

3.2	Amendment, dated October 7, 2013, to the Certificate of Limited Partnership of Crestwood Equity Partners LP